U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2020

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AKER	The NASDAQ Capital Market

Item 1.01	Entry Into a Material Definitive Agreement.

Settlement Agreement and General Release

On August 3, 2020, Akers Biosciences, Inc. (the “Company”) entered into a Settlement Agreement and General Release (the “SAGR”) with ChubeWorkx Guernsey Limited (“ChubeWorkx”). The Company and ChubeWorkx entered into the SAGR to terminate a prior Settlement Agreement, dated August 17, 2016, by and among the Company and ChubeWorkx (the “Prior Settlement Agreement” and, collectively with all other contracts, agreements and understandings by and between the Company and ChubeWorkx, whether written or oral, the “Prior Agreements”), pursuant to which the Company granted ChubeWorkx a security interest in substantially all of the Company’s assets, and to fully and finally settle and compromise any and all current and future claims and liabilities of any nature arising between the Company and ChubeWorkx in relation to, or otherwise connected with, the Prior Agreements, on the terms set forth in the SAGR.

As consideration for the settlement of claims pursuant to the SAGR, the Company will (i) pay to ChubeWorkx an amount equal to USD 300,000 and (ii) deliver to ChubeWorkx with 500,000 shares of the Company’s common stock (the “Shares”). The Company granted ChubeWorkx registration rights with respect to the Shares. In the event that the Company fails to file a resale registration statement covering the Shares by August 18, 2020 (the “Filing Deadline”), or fails to cause such registration statement to be declared effective by the earlier of October 2, 2020 or 45 days after the filing of such registration statement (the “Effectiveness Deadline”), then, on each of the Filing Deadline and the Effectiveness Deadline, as the case may be, and on each monthly anniversary thereof (if the such registration statement shall not have been filed or declared effective by such date, as the case may be) until such registration statement is filed or declared effective, the Company shall pay to ChubeWorkx an amount in cash, as partial liquidated damages equal to 1.0% of the market value of the Shares.

Leak-Out and Support Agreement

On August 3, 2020, as an inducement to enter into the SAGR, and as one of the conditions to the consummation of the transactions contemplated by the SAGR, ChubeWorkx entered into a Leak-Out and Support Agreement with the Company (the “Support Agreement”), pursuant to which ChubeWorkx agreed to vote the Shares in favor of each matter proposed and recommended for approval by the Company’s board of directors or management at every meeting of the stockholders and on any action or approval by written consent of the stockholders.

The foregoing summaries of the SAGR and the Support Agreement are not complete and are qualified in their entirety by reference to the full text of the exhibits to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities issued to ChubeWorkx pursuant to the SAGR were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D (Rule 506) under the Securities Act. Each Seller represented that it was an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and General Release, dated as of August 3, 2020, by and among Akers Biosciences, Inc. and ChubeWorkx Guernsey Limited
10.2	Leak-Out and Support Agreement, dated as of August 3, 2020, by and among Akers Biosciences, Inc. and ChubeWorkx Guernsey Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Dated: August 7, 2020	/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors, President and Director